UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2007


                             EMPIRE RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     001-12127                   22-3136782
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
          (Address of principal executive offices, including zip code)


                                 (201) 944-2200
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05   Amendments to the Registrant's Code of Ethics.

         On June 20, 2007, our Board of Directors adopted an amended Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The purpose and effect of the amendment was to strengthen and expand our Code's existing provisions relating to conflicts of interest, compliance with laws, fair dealing and insider trading and to add provisions relating to media inquiries, the Foreign Corrupt Practices Act, political contributions and activities, subpoenas and governmental investigations, maintenance of a safe, healthy and affirmative workplace, accounting practices, and record retention.


Item 9.01   Financial Statements and Exhibits

            (d) Exhibits

            14.1    Empire Resources, Inc. Code of Business Conduct and Ethics.








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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EMPIRE RESOURCES, INC.

Date: July 18, 2007                          /s/ Sandra Kahn
                                             ----------------------------
                                             Sandra Kahn
                                             Chief Financial Officer



























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
                                  EXHIBIT LIST


EXHIBIT
NUMBER                             EXHIBIT DESCRIPTION
---------    -------------------------------------------------------------------

14.1         Empire Resources, Inc. Code of Business Conduct and Ethics





























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